EXHIBIT (n)

                   Other Opinions:
                      Consent of Independent Auditors
                      Consent of Independent Registered Public Accounting Firm

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 9 to Registration Statement No. 333-64496 of Ameritas Variable Life Insurance Company Separate Account V on Form N-6 of our report dated February 23, 2006, on the consolidated financial statements of AMAL Corporation and subsidiaries, appearing in Exhibit (o) included in Post-Effective Amendment No. 9 to Registration Statement No. 333-71505.


/s/ Deloitte & Touche LLP

Lincoln, Nebraska
April 14, 2006

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 9 to Registration Statement No. 333-64496 of Ameritas Variable Life Insurance Company Separate Account V on Form N-6 of our report dated March 2, 2006, on the statutory financial statements of Ameritas Life Insurance Corp., appearing in Exhibit (o) included in Post-Effective Amendment No. 9 to Registration Statement No. 333-71505.


/s/ Deloitte & Touche LLP

Lincoln, Nebraska
April 14, 2006

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 333-64496 of Ameritas Variable Life Insurance Company Separate Account V of our report dated March 9, 2006, on the statutory financial statements of Ameritas Variable Life Insurance Company, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
April 14, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 333-64496 of Ameritas Variable Life Insurance Company Separate Account V of our report dated February 23, 2006, on the financial statements of the subaccounts of Ameritas Variable Life Insurance Company Separate Account V, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
April 14, 2006